

SUPERIOR
DRILLING PRODUCTS

Fourth Quarter 2020

Financial Results Conference Call

March 11, 2021

NYSE American: SDPI
www.sdpi.com

Safe Harbor Statement

These slides contain forward-looking statements and information that are subject to a number of risks and uncertainties, many of which are beyond our control. All statements, other than statements of historical fact included in these slides and the accompanying oral presentation, including, without limitations, the continued impact of COVID-19 on the business, the Company's strategy, future operations, success at developing future tools, the Company's effectiveness at executing its business strategy and plans, financial position, estimated revenue and losses, projected costs, prospects, plans and objectives of management, and ability to outperform are forward-looking statements. The use of words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project", "forecast," "should" or "plan, and similar expressions are intended to identify forward-looking statements, although not all forward -looking statements contain such identifying words. These statements reflect the beliefs and expectations of the Company and are subject to risks and uncertainties that may cause actual results to differ materially. These risks and uncertainties include, among other factors, the duration of the COVID-19 pandemic and related impact on the oil and natural gas industry, the effectiveness of success at expansion in the Middle East, options available for market channels in North America, the deferral of the commercialization of the Strider technology, the success of the Company's business strategy and prospects for growth; the market success of the Company's specialized tools, effectiveness of its sales efforts, its cash flow and liquidity; financial projections and actual operating results; the amount, nature and timing of capital expenditures; the availability and terms of capital; competition and government regulations; and general economic conditions. These and other factors could adversely affect the outcome and financial effects of the Company's plans and described herein.

Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by us in these slides and the accompanying oral presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Non-GAAP Financial Measures

This presentation will discuss some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.



SUPERIOR DRILLING PRODUCTS

TROY MEIER

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

BUILDING INTERNATIONAL PRESENCE

Compared with prior-year period unless otherwise noted



Gaining New Customers for Drill-N-Ream®

Drill-N-Ream® leading well bore conditioning tool increasing market penetration

- International revenue up 43% year-over-year
- Added Halliburton as customer along with Baker Hughes, DTI, Odfjell, Weatherford and NESR
- Have over five international operators using DNR in Kuwait, Oman, Qatar, UAE, Ukraine

Leveraging manufacturing and machining expertise in other markets

Launched marketing campaign for precision machining

- Targeting opportunities in wheelhouse with similar margins
- Selective jobs that still enable oil & gas operations

Further reduced costs to achieve cash break even

Entered the year with cash breakeven at $700 thousand in revenue per month



Christopher Cashion

Chief Financial Officer

REVENUE EXPECTED TO IMPROVE FROM Q3 2020

Compared with prior-year period unless otherwise noted
($ in millions)



$4.3
$5.4
$2.0
$1.5
$1.5
$3.7
$4.6
$1.7
$1.1
$1.2
$0.6
$0.8
$0.3
$0.4
$0.3
Q4 19
Q1 20
Q2 20
Q3 20
Q4 20



$18.2
$19.0
$10.5
$17.9
$17.7
$8.6
$0.4
$1.3
$1.9
2018
2019
2020
International Revenue
North America Revenue

Numbers may not sum due to rounding

International revenue grew 43% over prior-year period

Recovery from the pandemic lagging in Middle East; expecting 1H 2021 to begin recovery

North America activity improving through Q42020 and into 2021

North America increased 8% sequentially

- Driven by bit refurbishment activity

Received $225 thousand order for new tools in late December *(delivered in Q1)* – first new tool order since July 2020 *(delivered in August)*

Received additional orders of $270 thousand in 2021 through February

SUPERIOR DRILLING PRODUCTS

TOOL AND CONTRACT SERVICES REVENUE

Compared with prior-year period unless otherwise noted
($ in millions)

DNR demonstrates value in cash constrained oil industry

Contract Services up 79% sequentially

Other related tool revenue held steady as royalty revenue from tool use improved

North America rig count improved through fourth quarter while international rig count declined

All regions improved in first two months of 2021

Revenue by Product



$4.3
$1.4
$1.2
$1.7
Q4 19
$5.4
$1.7
$1.8
$1.8
Q1 20
$2.0
$0.7
$0.4
$1.0
Q2 20
$1.5
$0.4
$0.5
$0.6
Q3 20
$1.5
$0.6
$0.3
$0.6
Q4 20
$18.3
$5.1
$6.6
$6.6
2018
$19.0
$6.9
$5.3
$6.8
2019
$10.5
$3.4
$3.0
$4.0
2020

Other Related Tool Revenue* Tool Sales / Rental Contract Services

**Other Related Tool Revenue is comprised of royalty, maintenance and repair fees*

Numbers may not sum due to rounding

REDUCED COST AND OPERATIONAL STRUCTURE

Compared with prior-year period unless otherwise noted
($ in millions)

Operating Expenses



$4.7
$0.7
$1.9
$2.1
$5.1
$0.8
$2.0
$2.3
$3.1
$0.7
$1.3
$1.1
$3.1
$0.7
$1.5
$0.9
$3.0
$0.7
$1.5
$0.8
Q4 19
Q1 20
Q2 20
Q3 20
Q4 20
$17.9
$3.8
$7.1
$7.1
$19.9
$3.4
$8.3
$8.2
$14.3
$2.8
$6.4
$5.1
2018
2019
2020
Cost of Revenue
S G & A
D & A

Operating expenses reduced to cash breakeven level entering 2021

- Cost of revenue declined from lower volume and reduced costs
- SG&A was down 3% with Phase III cost reduction

Three phase cost reductions actions through 2020

- Addressed impact of pandemic on business
- Enabled $5 million in cost take out

Numbers may not sum due to rounding

SUPERIOR DRILLING PRODUCTS

RESULTS IMPACTED BY COVID-19

($ in thousands)

GAAP & Adjusted Net Income (Loss)*


GAAP Net Income
Adjusted GAAP Net Income
$125
($175)
$466
$198
($862)
($1,242)
($1,393)
($1,731)
($655)
($1,199)
4Q19
1Q20
2Q20
3Q20
4Q120


$2,468
($58)
$892
($936)
($3,430)
($3,976)
2018
2019
2020

Adjusted EBITDA*


$621
21.3%
$1,221
14.3%
(11.0%)
($222)
(39.2%)
($607)
(32.1%)
($494)
4Q19
1Q20
2Q20
3Q20
4Q20


$5,074
27.8%
$3,972
20.9%
(1.0%)
($103)
2018
2019
2020

** Adjusted Net Income and Adjusted EBITDA are non-GAAP financial measures. Please see supplemental slides for a reconciliation between GAAP net income and non-GAAP adjusted EBITDA and other important disclaimers regarding Superior Drilling Products' use of adjusted EBITDA*

BALANCE SHEET STRENGTHENED

($ in millions)



Cash and Equivalents
$3.3
$2.5
$1.4
$2.0
3/31/2020
6/30/2020
9/30/2020
12/31/2020



Total Debt
$12.8
$7.4
$5.4
$10.9
$6.0
$4.9
$8.0
$3.0
$5.0
$2.9
$1.5
$1.4
12/31/2017
12/31/2018
12/31/2019
12/31/2020
All Other Debt
Hard Rock Note

Numbers may not sum due to rounding

- Cash at year end at $2.0 million, up from $1.2 million at end of 2019
- Total of $933 thousand in loan forgiveness
- Completed sale-leaseback for net proceeds of $4.2 million
  - Paid down $2.6 million outstanding balance on mortgage
  - Recorded long-term financial obligation of $4.2 million – 15-year minimum lease obligation
- Remaining $1.5 million Hard Rock note balance deferred until July 2021 and October 2022
- Financial obligation not considered debt

OUTLOOK AND OPPORTUNITIES



Activity improving in both North America and International markets

- Slow and manageable, steady growth

Cash breakeven entering Q1 2021; expect revenue to improve through the year

ISO certifications create revenue diversification potential

- Can qualify to serve National Oil Companies
- Develop revenue streams outside the oil and gas industry

Continued listing compliance plan accepted by NYSE American

SUPERIOR DRILLING PRODUCTS


SUPERIOR
DRILLING PRODUCTS

SUPPLEMENTAL INFORMATION

Adjusted Net Income Reconciliation

	Three Months Ended				
	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
GAAP Net Income (Loss)	$ 124,634	$ 198,046	$ (1,241,506)	$ (1,731,272)	$ (655,142)
Add back:					
Net non-cash compensation	88,200	88,200	88,200	88,200	88,200
Inventory impairment	-	-	-	-	-
Asset held for sale impairment	-	-	-	-	-
Intangible amortization	291,666	291,666	291,666	291,666	291,666
Loss (Gain) on disposition of assets	(1,500)	(112,234)	-	-	(32,000)
Loan Forgiveness	-	-	-	(41,403)	(891,600)
Recovery of Related Party Note Receivable	(678,148)	-	-	-	-
Non-GAAP Adjusted Net Income (Loss)	$ (175,148)	$ 465,678	$ (861,640)	$ (1,392,809)	$ (1,198,876)

Adjusted net income is defined as net income as reported, adjusted for unusual or non-recurring items. Adjusted net income is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, the Company believes that providing non-GAAP information, such as adjusted net income is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income to the historical periods' net income.

SUPERIOR DRILLING PRODUCTS

ADJUSTED NET INCOME RECONCILIATION

	Twelve Months Ended		
	December 31, 2018	December 31, 2019	December 31, 2020
GAAP Net Income (Loss)	$ (58,375)	$ (936,423)	$ (3,429,874)
Add back:			
Net non-cash compensation	377,746	680,038	352,800
Inventory impairment	116,396	136,000	-
Asset held for sale impairment	-	6,143	30,000
Loss (Gain) on disposition of assets	14,013	(15,647)	(112,234)
Recovery of Related Party Note Receivable	(377,746)	(678,148)	-
-Intangible amortization	2,400,000	1,699,999	1,166,667
Tax effect	(3,870)	-	-
Loan forgiveness	-	-	(933,003)
Non-GAAP Adjusted Net Income(Loss)	$ 2,468,164	$ 891,962	$ (3,975,644)

Adjusted net income is defined as net income as reported, adjusted for unusual or non-recurring items. Adjusted net income is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, the Company believes that providing non-GAAP information, such as adjusted net income is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income to the historical periods' net income.

SUPERIOR DRILLING PRODUCTS

ADJUSTED EBITDA RECONCILIATION

	Three Months Ended				
	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
GAAP net income (loss)	$ 124,634	$ 198,046	$ (1,241,506)	$ (1,731,272)	$ (655,142)
Add back:					
Depreciation and amortization	748,333	760,764	680,375	693,259	681,998
Interest expense (income), net	165,397	172,570	145,528	126,337	125,068
Share-based compensation	155,464	106,996	105,005	157,842	180,730
Net non-cash compensation	88,200	88,200	88,200	88,200	88,200
Recovery of Related Party Note Receivable	(678,148)	-	-	-	-
Loss (gain) on sale or disposition of assets	(1,500)	(112,234)	-	-	(32,000)
Loan forgiveness	-	-	-	(41,403)	(891,600)
Income tax expense	18,550	6,210	225	99,979	8,582
Non-GAAP adjusted EBITDA[1]	$ 620,930	$ 1,220,552	$ (222,173)	$ (607,058)	$ (494,164)
GAAP Revenue	$ 4,341,010	$ 5,357,763	$ 2,024,388	$ 1,547,442	$ 1,541,205
Non-GAAP EBITDA Margin	*14.3%*	*22.8%*	*-11.0%*	*-39.2%*	*-32.1%*

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

SUPERIOR DRILLING PRODUCTS

ADJUSTED EBITDA RECONCILIATION

	Twelve Months Ended		
	December 31, 2018	December 31, 2019	December 31, 2020
GAAP net income (loss)	$ (58,375)	$ (936,423)	$ (3,429,874)
Add back:			
Depreciation and amortization	3,760,231	3,428,403	2,816,396
Interest expense, net	718,673	703,758	569,503
Share-based compensation	518,956	629,180	550,573
Net non-cash compensation	377,746	680,038	352,800
Impairment on asset held for sale	-	6,143	30,000
Recovery of Related Party Note Receivable	(377,746)	(678,148)	-
Inventory Impairment	116,396	136,000	-
(Gain) loss on sale or disposition of assets	14,013	(15,647)	(174,234)
Loan forgiveness	-	-	(933,003)
Income tax (benefit) expense	3,640	18,550	114,996
Non-GAAP adjusted EBITDA[1]	$ 5,073,534	$ 3,971,854	($ 102,843)
GAAP Revenue	$ 18,245,212	$ 18,997,014	$ 10,470,798
Non-GAAP EBITDA Margin	*27.8%*	*20.9%*	*(1.0%)*

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

SUPERIOR DRILLING PRODUCTS